EXHIBIT 10.14

TRADEMARK ASSIGNMENT

This TRADEMARK ASSIGNMENT, by and between Ran KOHEN, an individual having an address at 20735 NE 32 PL, Aventura, FL 33180 (hereinafter “Assignor”), and SAFETY QUICK LIGHTING & FANS CORP., a corporation organized and existing under and by virtue of the laws of the State of Delaware, having a place of business at 3245 Peachtree Parkway, Suite D310 Suwanee, GA 30024 (hereinafter “Assignee”).

WHEREAS, Assignor is the owner of the trademark “QUICK LAMPS” (word mark) in U.S. Registration No. 3,607,071 (“the Mark”), together with the goodwill of the business symbolized by the Mark;

WHEREAS, the parties desire to enter into this Assignment for the purpose of transferring all right, title, and interest in and to said Mark, together with the goodwill of the business symbolized by the Mark;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, sell, transfer and set over to Assignee, its successors and assigns, all rights, title, and interest in and to the Mark, together with the goodwill of the business symbolized by said Mark, in the United States, its territories and possessions, and all foreign countries throughout the world, as well as all rights of action and recovery for past, present, and future infringements thereof for the full term and all subsequent terms of the registrations as fully and entirely as the same would have been held and enjoyed by the Assignor had this Assignment not been made.

IN WITNESS WHEREOF, the parties have executed this ASSIGNMENT as of the last date below.

ASSIGNOR:

RAN KOHEN

Signature: /s/ Ran Kohen

Date: November 14, 2013

ASSIGNEE:

SAFETY QUICK LIGHTING & FANS CORP.

By: /s/ Rani Kohen

Name: Rani Kohen

Title: Chairman

Date: November 14, 2013

SAFETY QUICK LIGHTING & FANS CORP.

By: /s/ James R. Hills

Name: James R. Hills

Title: CEO

Date: November 14, 2013

Signature:	/s/ Angella Larson-Coone	Date:	November 14, 2013

Signature:	/s/ Dinah Fuentes	Date:	November 14, 2013

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